UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

WESTROCK COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37484	47-3335141
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South 5th Street

Richmond, Virginia 23219

(Address of principal executive offices)

Registrant’s telephone number, including area code: 804-444-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Ingevity Corporation ("Ingevity"), a wholly-owned subsidiary and segment of WestRock Company (“WestRock”), preliminary financial results for the quarter ended March 31, 2016 and fiscal year 2016 guidance is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, attached as Exhibit 99.2 to this Current Report on Form 8-K is Ingevity financial information for the quarterly periods in fiscal years 2015 and 2014.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibits 99.1 and 99.2 were prepared on a carve-out basis and do not represent the financial results of the specialty chemicals division as a segment of WestRock. Due to differences in the basis of presentation, the financial results on Exhibits 99.1 and 99.2 are not readily reconcilable to WestRock’s specialty chemicals division results. Exhibit 99.3 provides a reconciliation of WestRock’s Specialty Chemicals Segment Adjusted EBITDA to Ingevity Combined Adjusted EBITDA for the quarter ended March 31, 2016.

ITEM 7.01 REGULATION FD DISCLOSURE

In advance of the anticipated separation of Ingevity from WestRock, targeted for May 15, 2016, WestRock has prepared investor materials for use in investor discussions.

The presentation slides are available on our website at ir.westrock.com. The presentation slides are being furnished as Exhibit 99.4 to this Current Report on Form 8-K. Additionally, a reconciliation of WestRock's Specialty Chemicals' division adjusted EBITDA to Ingevity's adjusted EBITDA is provided as Exhibit 99.3 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.3 and 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. We caution readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding, among other things, the expected timing of the separation of the Specialty Chemicals business. We have made assumptions regarding, among other things, whether and when the separation of the Specialty Chemicals business will occur. Our business is subject to a number of general risks that would affect any such forward-looking statements.  These risks and other factors that may impact management's assumptions are more particularly described in our filings with the SEC, including Item 1A “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The information contained in this release speaks as of the date of the release and we do not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Ingevity's preliminary financial results for the quarter ended March 31, 2016 and fiscal year 2016 guidance

99.2	Ingevity financial information for the quarterly periods in fiscal years 2015 and 2014

99.3	Reconciliation of WestRock’s Specialty Chemicals division’s adjusted EBITDA to Ingevity's adjusted EBITDA

99.4	Analyst Meeting slide deck presented on April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice President, General Counsel and Secretary

Date: April 26, 2016

Exhibit No.	Description of Exhibit
99.1	Ingevity's preliminary financial results for the quarter ended March 31, 2016 and fiscal year 2016 guidance

99.2	Ingevity financial information for the quarterly periods in fiscal years 2015 and 2014

99.3	Reconciliation of WestRock’s Specialty Chemicals division’s adjusted EBITDA to Ingevity's adjusted EBITDA

99.4	Analyst Meeting slide deck presented on April 26, 2016